[SCHUMACHER  &  ASSOCIATES  LETTERHEAD]



FEBRUARY  22,  2000


SECURITIES  AND  EXCHANGE  COMMISSION
450  WEST  FIFTH  STREET,  N.W.
WASHINGTON,  DC  20549

GENTLEMEN:

WE HAVE READ ITEM 4 OF GO ONLINE NETWORK CORPORATION'S FORM 8-K DATED FEBRUARY 22, 2000, AND ARE IN AGREEMENT WITH THE STATEMENTS CONTAINED
IN THE PARAGRAPH THEREIN REGARDING OUR RESIGNATION AS AUDITORS OF GO ONLINE NETWORKS CORPORATION.


                                                  /S/  SCHUMACHER  &  ASSOCIATES

                                                   SCHUMACHER  &  ASSOCIATES